First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Portfolio of Investments
February 29, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 116.0%
	Capital Markets – 116.0%
333,700	Apollo Investment Corp. (a)	$5,085,588
606,412	Ares Capital Corp. (a)	10,424,222
15,000	Bain Capital Specialty Finance, Inc.	277,050
627,594	Barings BDC, Inc. (a)	5,924,487
390,044	BlackRock Capital Investment Corp.	1,755,198
556,863	BlackRock TCP Capital Corp. (a)	7,289,337
20,238	Capital Southwest Corp. (a)	368,939
69,822	Crescent Capital BDC, Inc. (a)	1,098,998
108,063	Goldman Sachs BDC, Inc. (a)	2,091,019
429,730	Golub Capital BDC, Inc. (a)	7,159,302
585,598	Hercules Capital, Inc. (a)	7,729,894
130,340	Investcorp Credit Management BDC, Inc. (a)	896,739
49,107	Main Street Capital Corp. (a)	1,813,521
466,714	Medley Capital Corp. (b)	774,745
577,564	New Mountain Finance Corp. (a)	7,387,044
287,084	OFS Capital Corp. (a)	2,913,903
20,000	PennantPark Floating Rate Capital Ltd.	214,800
755,081	PennantPark Investment Corp. (a)	4,326,614
340,472	Portman Ridge Finance Corp.	711,586
295,709	Solar Capital Ltd. (a)	5,520,887
286,126	Stellus Capital Investment Corp. (a)	3,364,842
206,751	TPG Specialty Lending, Inc. (a)	4,329,366
483,845	TriplePoint Venture Growth BDC Corp. (a)	5,825,494
	Total Common Stocks - Business Development Companies	87,283,575
	(Cost $103,015,329)
REAL ESTATE INVESTMENT TRUSTS – 16.9%
	Mortgage Real Estate Investment Trusts – 16.9%
681,782	Annaly Capital Management, Inc. (a)	6,040,589
108,500	Capstead Mortgage Corp. (a)	770,350
434,949	Two Harbors Investment Corp. (a)	5,893,559
	Total Real Estate Investment Trusts	12,704,498
	(Cost $15,120,065)
	Total Investments – 132.9%	99,988,073
	(Cost $118,135,394) (c)
	Outstanding Loan – (33.2)%	(25,000,000)
	Net Other Assets and Liabilities – 0.3%	258,522
	Net Assets – 100.0%	$75,246,595

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	Non-income producing security.
(c)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of February 29, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,153,953 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $24,301,274. The net unrealized depreciation was $18,147,321.

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
•	Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of February 29, 2020 is as follows:
	Total Value at 2/29/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks - Business Development Companies*	$ 87,283,575	$ 87,283,575	$ —	$ —
Real Estate Investment Trusts*	12,704,498	12,704,498	—	—
Total Investments	$ 99,988,073	$ 99,988,073	$—	$—

*	See Portfolio of Investments for industry breakout.